SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 15, 2001


                            AMBANC HOLDING CO., INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




               Delaware                          0-27036            14-1783770
              ----------                        ---------          ------------
     (State or other jurisdiction             (SEC File No.)      (IRS Employer
           of incorporation)                                      Identification
                                                                      Number)

11 Division Street, Amsterdam, New York                              12010-4303
---------------------------------------                              -----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:               (518) 842-7200
                                                                  --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         A copy of a press release issued May 15, 2001 by the Registrant announcing the postponement of the Registrant's Annual Meeting of Stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99.1 -- Press Release dated May 15, 2001.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AMBANC HOLDING CO., INC.


Date:    May 15, 2001                By: /s/ Robert Kelly
                                         ---------------------------------------
                                         Robert Kelly
                                         Vice President and General Counsel